EXHIBIT 99.2

                        UNITED STATES BANKRUPTCY COURT
                         SOUTHERN DISTRICT OF FLORIDA
                                MIAMI DIVISION


     IN RE:                                      CASE NUMBER
                                                 00-27939-BKC-RBR
                                                 -------------------------------
     New Commodore Cruise Lines Limited
                                                            --------------------
                                                 JUDGE      Raymond B. Ray
                                                            --------------------

               DEBTOR.                           CHAPTER 11


                 DEBTOR'S MONTHLY FINANCIAL REPORTS (BUSINESS)

                                FOR THE PERIOD

                      FROM:  3/1/2001      TO:  3/31/2001
                           -----------        ------------

Comes now the above-named debtor and files its Periodic Financial Reports in accordance with the Guidelines established by the United States Trustee and FRBP 2015.


                                            Chad P. Pugatch
                                            -------------------------------
                                            Attorney for Debtor

                                            Attorney's Address
     Debtor's Address                       and Phone Number
     and Phone Number                       Northmark Building, Suite 101
                                            -------------------------------
     4000 Hollywood Blvd, suite 385-S       33 N.E. 2nd Street
     -----------------------------------    -------------------------------
     Hollywood, Fl 33021                    Fort Lauderdale, FL 33301
     -----------------------------------    -------------------------------
     (954) 967-2131                         (954) 462-8000
     -----------------------------------    -------------------------------

                     MONTHLY FINANCIAL REPORT FOR BUSINESS
                     -------------------------------------

     FOR PERIOD BEGINNING  3/1/2001                    AND ENDING  3/31/2001
                           -----------------------                -------------
Name of Debtor: New Commodore Cruise Lines Limited  Case Number:00-27939-BKC-RBR
                ----------------------------------              ----------------
                    Date of Petition:  27-Dec-00
                                       -----------

                                                                    CUMULATIVE
                                                      CURRENT       PETITION
                                                      MONTH         TO DATE
                                                      ------------  ------------

1. CASH AT BEGINNING OF PERIOD                          343,298.16    502,034.56
                                                      ------------  ------------
2. RECEIPTS:
      A. Cash Sales                                              -             -
                                                      ------------  ------------
            Less Cash Refunds                                    -             -
                                                      ------------  ------------
            Net Cash Sales                                       -             -
                                                      ------------  ------------
      B. Collection on Postpetition A/R                          -             -
                                                      ------------  ------------
      C. Collection on Prepetition A/R                           -     26,463.65
                                                      ------------  ------------
      D. Other Receipts (Attach List)                     1,232.01    389,064.71
                                                      ------------  ------------
      (If you receive rental income you must
      attach a rent roll.)

3. TOTAL RECEIPTS                                         1,232.01    415,528.36
                                                      ------------  ------------
4. TOTAL CASH AVAILABLE FOR
      OPERATION (Line 1+Line 3)                         344,530.17    917,562.92
                                                      ------------  ------------
5. DISBURSEMENTS
      A. US Trustee Quarterly Fees                               -        250.00
                                                      ------------  ------------
      B. Net Payroll                                     81,574.51    251,945.14
                                                      ------------  ------------
      C. Payroll Taxes Paid                              36,140.73    107,312.24
                                                      ------------  ------------
      D. Sales and Uses Taxes                                    -             -
                                                      ------------  ------------
      E. Other Taxes                                        150.00        150.00
                                                      ------------  ------------
      F. Rent                                            10,195.28     47,775.78
                                                      ------------  ------------
      G. Other Leases (Attachment 3)                      6,594.00    157,561.47
                                                      ------------  ------------

      H. Telephone                                        8,646.24     24,758.47
                                                      ------------  ------------
      I. Utilities                                               -             -
                                                      ------------  ------------
      J. Travel & Entertainment                           3,062.80      8,679.79
                                                      ------------  ------------
      K. Vehicle Expenses                                    13.17         13.17
                                                      ------------  ------------
      L. Office Supplies                                    249.94        968.57
                                                      ------------  ------------
      M. Advertising                                             -        167.00
                                                      ------------  ------------
      N. Insurance ( Attachment 7)                               -      5,799.21
                                                      ------------  ------------
      O. Purchases of Fixed Assets                               -             -
                                                      ------------  ------------
      P. Purchases of Inventory                                  -             -
                                                      ------------  ------------
      Q. Manufacturing Supplies                                  -             -
                                                      ------------  ------------
      R. Repair & Maintenance                                    -        375.00
                                                      ------------  ------------
      S. Payments to secured Creditor                            -     46,456.80
                                                      ------------  ------------
      T. Other Operating Expenses                        55,252.01    122,698.79
           (Attach List)                              ------------  ------------
6. TOTAL CASH DISBURSEMENTS                              201,878.68   774,911.43
                                                      ------------  ------------
7. ENDING CASH BALANCE
      (LINE 4-LINE6)                                    142,651.49    142.651.49
                                                      ------------  ------------


I declare under penalty of perjury that this statement and the accompanying documents and reports are true and correct to the best of my knowledge and belief.

This 20th   day of April, 2001.   /s/ Alan Pritzker
    -------                      ------------------------------

         New Commodore Cruise Limited
             Cash Receipts Detail
         For the Month of March 2001


RECEIPTS DETAIL

     2-Mar        108.94   Refund from Nextel Communication
    20-Mar        659.32   New Orleans Hotel Commissions
    28-Mar        463.75   Refund for UPS Usage & Refund from Bellsouth


              -----------
              $ 1,232.01
              ===========

                  New Commodore Cruise Line Limited
                    Debtor in Possession 00-27939
                       March 2000 Disbursements

CHECK                                     CHECK       Fin
NUMBER   NAME                             AMOUNT      Rpt   PURPOSE
        Paychecks                         81,574.51    B    Net Payroll
        Internal Revenue Service          13,557.30    C    Federal Taxes
        Internal Revenue Service          12,106.00    C    Federal Taxes
        Internal Revenue Service          10,477.43    C    Federal Taxes
107     DEPARTMENT OF STATE                  150.00    E    TAXES
95      CDR PRESIDENTIAL L.L.C.            6,947.48    F    RENT
118     CDR PRESIDENTIAL L.L.C.            3,247.80    F    RENT
99      IBM CORPORATION-SP4                6,194.00    G    COMPUTER LEASE
119     IBM CORPORATION-SP4                  400.00    G    COMPUTER LEASE
98      COMSAT MOBILE COMM                 1,085.46    H    TELEPHONE
108     NEXTEL COMMUNICATIONS                504.05    H    TELEPHONE
109     BELLSOUTH                            958.44    H    TELEPHONE
111     RODOLFO SPINELLI                     892.87    H    TELEPHONE
120     RODOLFO SPINELLI                     809.10    H    TELEPHONE
124     BELLSOUTH                          4,396.32    H    TELEPHONE
94      RALPH V. DE MARTINO                2,092.45    J    TRAVEL EXP
104     ALAN PRITZKER                        970.35    J    TRAVEL EXP
126     EDOUARD PETITSON                      13.17    K    VAN SERVICE
97      ROBERT SHIM                          113.66    L    EXP REPORT/OFFICE
121     ROBERT SHIM                          136.28    L    OFFICE SUPPLIES
93      MIRIAM CAMERA                        156.00    T    COBRA
96      COPYSCAN, INC                     18,094.92    T    BANKRUPTCY MAIL
100     IKON OFFICE SOLUTIONS/             9,170.00    T    STORAGE
101     MCI WORLDCOM-UUNET                   684.73    T    INTERNET
102     SEA HAWK                          10,196.10    T    MANAGEMENT FEE
103     FRED MAYER                         2,126.67    T    COBRA / TRAVEL EXP
105     COMPUSERVE                            40.80    T    INTERNET
106     BORER FINANCIAL COMMUNICATIONS       102.00    T    FINANCIAL FILING FEE
110     FEDERAL EXPRESS CORP.                 23.92    T    MAIL
112     ROBERT SHIM                          648.04    T    COBRA
113     STANDGUARD                            32.81    T    WATER FOUNTAIN
114     JOSE MARTIN                          101.94    T    COBRA
115     COPYSCAN, INC                      1,245.16    T    TELEPHONE
116     SOUTHEAST COMPUTER SOLUTIONS         562.50    T    COMPUTER SOFTWARE
                                                              SERVICE
117     PRO-TECH LOCK & SAFE, INC.           155.74    T    LOCKSMITH
122     JULIA DE LEON                        156.63    T    COBRA
123     VIVIAN GAZZOLA                       156.63    T    COBRA
125     JOHN CASCIO                        1,611.60    T    COBRA
127     FEDERAL EXPRESS CORP.                 23.14    T    MAIL
128     ZLATKO KOSOVIC                       473.15    T    COBRA
129     MCI WORLDCOM-UUNET                   644.74    T    INTERNET
130     PREMIUM ASSIGMENT                  6,959.05    T    LOAN PMT
131     ROBERT SHIM                          324.02    T    COBRA
132     GWEN RICH                            508.33    T    COBRA
133     ALAN PRITZKER                        852.15    T    COBRA
        Petty Cash Expenses                   75.49    T
        Service fees - Payroll account       125.75    T

                                         201,878.68

                                  ATTACHMENT 1
                                  ------------

             MONTHLY ACCOUNTS RECEIVABLE AGING AND RECONCILIATION
             ----------------------------------------------------

Name of Debtor: New Commodore Cruise Lines Limited Case Number: 00-27939-BKC-RBR
                ----------------------------------              ----------------
Reporting Period beginning     3/1/2001               and ending   3/31/2001
                              --------------------              ----------------

ACCOUNTS RECEIVABLE AT PETITION DATE:                       302,479.72
                                                           -----------

ACCOUNTS RECEIVABLE RECONCILIATION(Include all accounts receivable, pre petition and post petition, including charge card sales which have not been received):

   Beginning of the Month Balance           $   223,117.31
   PLUS: Current Month New Billings                      -
   LESS: Write off uncollectible debt             4,952.57
                                            --------------
   End of Month Balance                     $   218,164.74
                                            ==============

- ------------------------------------------------------------------------------
AGING:(Show the total amount for each age group of accounts incurred since filing the petition)

      0-30 Days     31-60 Days    61-90 Days    Over 90 Days    Total

- ------------------------------------------------------------------------------

                                 ATTACHMENT 2
                                 ------------

             MONTHLY ACCOUNTS PAYABLE AND SECURED PAYMENTS REPORT
             ----------------------------------------------------

Name of Debtor: New Commodore Cruise Lines Limited Case Number: 00-27939-BKC-RBR
                ----------------------------------              ----------------
Reporting Period beginning     3/1/2001               and ending   3/31/2001
                               --------                         ----------------

In the space below list all invoices or bills incurred and not paid since the filing of the petition Do not include amounts owed prior to filing the petition.

     Date              Days
   Incurred          Outstanding         Vendor      Description    Amount
   --------          -----------         ------      -----------    ------

see attached detail                                               $54,557.88


-----------------------------------------------------------------------------

ACCOUNTS PAYABLE RECONCILIATION (Post Petition Only):

Opening Balance (total from prior report)             $ 56,564.03
PLUS: New Indebtedness Incurred This Month            $ 44,409.26
LESS: Amount Paid on Prior Accounts Payable           $ 46,415.41
                                                      -----------
Ending Month Balance                                  $ 54,557.88
                                                      ===========

-----------------------------------------------------------------------------

SECURED; List the status of Payments to Secured Creditors and Lessors (Post Petition Only)
                                              Number              Total
                                              of Post             Amount of
Secured          Date                         Petition            Post Petition
Creditors/       Payment       Payment        Payments            Payments
Lessor           Due           Amount         Delinquent          Delinquent
------           ---           ------         ----------          ----------

                       NEW COMMODORE CRUISE LINES LIMITED
                         POST PETITION ACCOUNTS PAYABLE
                                AS OF 03/31/01

DATE     DAYS OUT- VENDOR                                                                    INVOICE       INVOICE
INCURRED STANDING    #    VENDOR NAME                      DESCRIPTION                          #            AMT
-------- -------- ------- -------------------------------  --------------------------------  ----------- ---------
03/01/01   30   *000136   Westbank Surgical Clinic         Medical claims to be reimbursed   112099         173.00
03/01/01   30   *000136   Westbank Surgical Clinic         Medical claims to be reimbursed   112099A        173.00
03/01/01   30   *000136   Westbank Surgical Clinic         Medical claims to be reimbursed   112099B        173.00
03/28/01    3   *000198   Cox Hallett Wilkinson            Corporate fees owed to Bermuda
                                                             government                      32801        7,035.64
03/19/01   12   *000209   R. R. Donnelley                  Edgar filing expenses             1201515500     623.81
03/07/01   24   *000209   R. R. Donnelley                  Edgar filing expenses             1207152500     259.35
03/01/01   30   *000303   Metropolitan Gastroenterology    Medical claims to be reimbursed   50200          645.00
03/16/01   15   *000451   Best Office System               Warehouse storage & retrieval     29082           45.00
03/16/01   15   *000451   Best Office System               Warehouse storage & retrieval     29095          555.00
03/16/01   15   *000451   Best Office System               Warehouse storage & retrieval     29098          112.50
03/27/01    4   *000451   Best Office System               Warehouse storage & retrieval     29156          135.00
03/01/01   30   *000467   E.B. Ross, Jr., MD               Medical claims to be reimbursed   103100         175.00
03/01/01   30   *000468   St. Josephs Radiology            Medical claims to be reimbursed   100598         232.74
03/31/01    0   *000471   Department of Revenue            Louisiana state income tax qtr
                                                             ended 03/01                     40401          584.99
03/01/01   30   *10877    West Jefferson Medical Center    Medical claims to be reimbursed   665858         620.25
03/01/01   30   *10877    West Jefferson Medical Center    Medical claims to be reimbursed   666060          63.75
03/01/01   30   *10877    West Jefferson Medical Center    Medical claims to be reimbursed   666262         714.75
03/01/01   30   *10877    West Jefferson Medical Center    Medical claims to be reimbursed   666565         117.75
03/01/01   30   *10877    West Jefferson Medical Center    Medical claims to be reimbursed   666666          63.75
03/01/01   30   *20348    Jefferson Radiology Associates   Medical claims to be reimbursed   665555          19.00
03/01/01   30   *20348    Jefferson Radiology Associates   Medical claims to be reimbursed   665656          19.00
03/01/01   30   *20348    Jefferson Radiology Associates   Medical claims to be reimbursed   666464          91.00
03/31/01    0   *7037     Hertz Corporation                Car rental to be reimbursed by
                                                             Fred Mayer                      22301           93.87
03/23/01    8   2089      Bell South                       Feb-March charges                 9661201.4    1,785.47
03/01/01   30   2089      Bell South                       Feb-March charges                 9661201CR    (100.00)
03/01/01   30   3069      John Cascio                      Reimburse CSA office utilites     31201         943.68
03/09/01   22   3265      Comsat Mobile Communications     Enchanted Isle February charges   M10210853     296.25
03/30/01    1   5046      Edouard Petitson                 March Cobra health insurance
                                                             reimbursement                    30101         156.63
03/01/01   30   5108      Express Bill Review              Medical claims to be reimbursed    665555          5.60
03/01/01    3   5108      Express Bill Review              Medical claims to be reimbursed    665656          5.60
03/01/01   30   5108      Express Bill Review              Medical claims to be reimbursed    665858         57.89
03/01/01   30   5108      Express Bill Review              Medical claims to be reimbursed    666060          5.95
03/01/01   30   5108      Express Bill Review              Medical claims to be reimbursed    666262         66.71
03/01/01   30   5108      Express Bill Review              Medical claims to be reimbursed    666464         15.40
03/01/01   30   5108      Express Bill Review              Medical claims to be reimbursed    666565         10.99
03/01/01   30   5108      Express Bill Review              Medical claims to be reimbursed    666666          5.95
03/01/01   30   8090      Horr, Linfors & Skipp            Medical claims pymt for Ralston
                                                             Moodie                           12184       7,786.49
03/30/01    1   9032      Ikon Office Solutions            Warehouse storage removal and
                                                             disposal                         VAN028600  11,474.50
03/23/01    8   12109     London & Norfolk, Ltd            Workmen's Compensation insurance   9120        1,211.00
03/13/01   18   14052     Nextel Communications            Office cellular phone expense      31301       3,021.49
03/28/01    3   14052     Nextel Communications            Enchanted Isle March charges       32801          32.25
01/01/01   89   15067     Premium Assignment               London & Norfolk office liability
                                                             insurance                        8073A      10,148.62
03/16/01   15   18049     Rodolfo Spinelli                 Cellular phone reimbursement       31601          25.01
03/22/01    9   18049     Rodolfo Spinelli                 Cellular phone reimbursement       32201         557.37
03/04/01   27   19314     System One Company               Remove Amadeus system              90252270    1,167.34
03/01/01   30   30130     Fred Mayer                       Air ticket expense                 22101         355.00
03/01/01   30   30130     Fred Mayer                       Feb/Mar travel expenses            30101       1,145.61
03/31/01    0   30130     Fred Mayer                       Feb/Mar Cobra health insurance
                                                             reimbursement                    33101         962.60
03/31/01    0   30171     Alan Pritzker                    March travel expenses              33101         688.33
                                                                                                         ---------
                                                                                                         54,557.88
03/31/01                                                                                                ==========

                                 ATTACHMENT 3
                                 ------------

                       INVENTORY AND FIXED ASSETS REPORT
                       ---------------------------------

Name of Debtor: New Commodore Cruise Lines Limited  Case Number:00-27939-BKC-RBR
                ----------------------------------              ----------------
Reporting Period beginning         3/1/2001          and ending 3/31/2001
                              --------------------              ----------------

                               INVENTORY REPORT
                               ----------------

INVENTORY BALANCE AT PETITION DATE:                            330,343.93
                                                         ----------------

INVENTORY RECONCILIATION:

             Inventory Balance at Beginning of Month           330,343.93
                                                         ----------------
             Inventory Purchased During Month
                                                         ----------------
             Inventory Used or Sold
                                                         ----------------
             Inventory On Hand at End of Month                 330,343.93


METHOD OF COSTING INVENTORY:
                                                   ----------------------

------------------------------------------------------------------------------

                              FIXED ASSET REPORT
                              ------------------

FIXED ASSET FAIR MARKET VALUE AT PETITION DATE:              8,011,767.56
                                                         ----------------
(Include Property, Plant and Equipment)

BRIEF DESCRIPTION (First Report Only)
                                                 -----------------------------

------------------------------------------------------------------------------

------------------------------------------------------------------------------

FIXED ASSET RECONCILIATION:

      Fixed Asset Book Value at Beginning of Month           7,815,660.37
                                                         ----------------
                  LESS: Depreciation Expense                    65,260.25
                                                         ----------------

                   PLUS: New Purchases                                  -
                                                         ----------------
      Ending Monthly Balance                                 7,750,400.12
                                                         ----------------

BRIEF DESCRIPTION OF FIXED ASSETS PURCHASED OR DISPOSED OF DURING THE REPORTING PERIOD:
                    ----------------------------------------------------------

------------------------------------------------------------------------------

------------------------------------------------------------------------------

------------------------------------------------------------------------------

------------------------------------------------------------------------------

                                 ATTACHMENT 4
                                 ------------

                      MONTHLY BANK ACCOUNT RECONCILIATION
                      -----------------------------------
Name of Debtor New Commodore Cruise Lines Limited  Case Number:00-27939-BKC-RBR
               ----------------------------------              ----------------
Reporting Period beginning        3/1/2001           and ending 3/31/2001
                                  --------                      ---------------

A separate sheet is required for each bank account, including all savings and investment accounts, i.e. certificates of deposits, money market accounts, stock and bonds, etc.

NAME OF BANK: BANK OF AMERICA           BRANCH:
              -------------------------         ----------------------

ACCOUNT NAME: New Commodore Cruise Lines Limited Debtor-in-possession #00-27939
              -----------------------------------------------------------------
              Payroll Account

ACCOUNT NUMBER:       375 400 0997
                      ---------------------------------------------------------

PURPOSE OF ACCOUNT:   Payroll Account
                      ---------------------------------------------------------

          Beginning Balance                             143.65
                                             -----------------
          Total of Deposit Made                      82,000.00
                                             -----------------
          Total Amount of Checks Written             81,574.51
                                             -----------------
          Service Charges                               125.75

                                             -----------------
          Closing Balance                               443.39
                                             -----------------


Number of First Check Written this Period                           235766
                                                                 ---------
Number of Last Check Written this Period                            235807
                                                                 ---------

Total Number of Checks Written this Period                              42
                                                                 ---------


                              INVESTMENT ACCOUNTS
                              -------------------

Type of Negotiable        Face Value        Purchase Price    Date of Purchase
Instrument
-------------------------------------------------------------------------------

                                 ATTACHMENT 5
                                 ------------
                                CHECK REGISTER
                                --------------

Name of Debtor: New Commodore Cruise Lines Limited  Case Number:00-27939-BKC-RBR
                ----------------------------------              ----------------
Reporting Period beginning                3/1/2001  and ending   3/31/2001
                                          --------              ----------------
NAME OF BANK:   BANK OF AMERICA                      BRANCH:
                -------------------                          -------------------

ACCOUNT NAME:   New Commodore Cruise Lines Limited Debtor-in-possession
                ----------------------------------------------------------------
                #00-27939 Payroll Account

ACCOUNT NUMBER:      375 400 0997
                     -----------------------------------------------------------

PURPOSE OF ACCOUNT:  Payroll Account
                     -----------------------------------------------------------

Account for all Checks Numbers, Including Voided, Lost, Stopped Payments, Ect.

Date           Check Number                     Payee       Purpose      Amount
----           ------------                     -----       -------      ------
3/2,3/16&3/30 235766-235807 see attached list  employees   Paychecks   81,574.51

                                                                Total  81,574.51

                                  ATTACHMENT 5

                                 CHECK REGISTER

Name of Debtor New Commodore Cruise Lines Limited  Case Number :00-27939-BKC-RBR
               ----------------------------------               ----------------

Reporting Period beginning 3/1/01                     and ending  3/31/01
                           --------------------------            ---------------

NAME OF BANK: BANK OF AMERICA                        BRANCH:
              --------------------------------------         -------------------

ACCOUNT NAME: New Commodore Cruise Lines Limited Debtor-In-Possession
              ------------------------------------------------------------------
              #00-27939 Payroll Account

ACCOUNT NUMBER:            375 400 0997
                ----------------------------------------------------------------

PURPOSE OF ACCOUNT:        Payroll Account
                    ------------------------------------------------------------

Account for all Checks Numbers, Including Voided, Lost, Stopped Payments, Etc

           Check
  Date     Number    Payee                   Purpose                    Amount
--------  --------   ---------------------   ------------------------  ---------
03/02/01  30235766   Camera, Miriam          2/17/01-3/02/01 Payroll    1,033.48
03/02/01  30235767   Mayer, Fred             2/17/01-3/02/01 Payroll    2,884.12
03/02/01  30235768   Pritzker, Alan          2/17/01-3/02/01 Payroll    4,975.94
03/02/01  30235769   Spinelli, Rodolfo       2/17/01-3/02/01 Payroll    3,145.26
03/02/01  30235770   Deleon, Julia           2/17/01-3/02/01 Payroll      609.60
03/02/01  30235771   Gazzola, Vivian         2/17/01-3/02/01 Payroll      847.84
03/02/01  30235772   Gilleland-Rich Gwendolyn 2/17/01-3/02/01 Payroll   1,353.64
03/02/01  30235773   Gimenez, Severine       2/17/01-3/02/01 Payroll    1,056.27
03/02/01  30235774   Lewing, Maria           2/17/01-3/02/01 Payroll    2,876.74
03/02/01  30235775   Martin, Jose            2/17/01-3/02/01 Payroll    2,888.11
03/02/01  30235776   Shim, Robert            2/17/01-3/02/01 Payroll    1,392.70
03/02/01  30235777   Benarrosh, Alicia       2/17/01-3/02/01 Payroll    1,383.39
03/02/01  30235778   Alex, Mary              2/17/01-3/02/01 Payroll      615.30
03/02/01  30235779   Cascio III, John        2/17/01-3/02/01 Payroll    2,317.91
03/02/01  30235780   Petitson, Eduard        2/17/01-3/02/01 Payroll    1,224.62
03/02/01  30235781   Zaltko, Kosovic         2/17/01-3/02/01 Payroll    2,131.19
03/16/01  30235782   Camera, Miriam          3/03/01-3/16/01 Payroll    1,033.48
03/16/01  30235783   Mayer, Fred             3/03/01-3/16/01 Payroll    2,884.12
03/16/01  30235784   Pritzker, Alan          3/03/01-3/16/01 Payroll    4,975.95
03/16/01  30235785   Spinelli, Rodolfo       3/03/01-3/16/01 Payroll    3,145.25
03/16/01  30235786   Deleon, Julia           3/03/01-3/16/01 Payroll      609.60
03/16/01  30235787   Gazzola, Vivian         3/03/01-3/16/01 Payroll      756.64
03/16/01  30235788   Gilleland-Rich Gwendolyn 3/03/01-3/16/01 Payroll   1,889.14
03/16/01  30235789   Gimenez, Severine       3/03/01-3/16/01 Payroll    1,056.26
03/16/01  30235790   Lewing, Maria           3/03/01-3/16/01 Payroll    2,876.74
03/16/01  30235791   Martin, Jose            3/03/01-3/16/01 Payroll    2,888.12
03/16/01  30235792   Shim, Robert            3/03/01-3/16/01 Payroll    1,392.70
03/16/01  30235793   Alex, Mary              3/03/01-3/16/01 Payroll      114.98
03/16/01  30235794   Petitson, Eduard        3/03/01-3/16/01 Payroll    1,224.62
03/16/01  30235795   Zaltko, Kosovic         3/03/01-3/16/01 Payroll    2,131.18
03/30/01  30235796   Mayer, Fred             3/17/01-3/30/01 Payroll    2,884.11
03/30/01  30235797   Pritzker, Alan          3/17/01-3/30/01 Payroll    4,975.94
03/30/01  30235798   Spinelli, Rodolfo       3/17/01-3/30/01 Payroll    3,145.25
03/30/01  30235799   Deleon, Julia           3/17/01-3/30/01 Payroll      609.60
03/30/01  30235800   Gazzola, Vivian         3/17/01-3/30/01 Payroll      847.84
03/30/01  30235801   Gilleland-Rich Gwendolyn 3/17/01-3/30/01 Payroll   1,889.14
03/30/01  30235802   Gimenez, Severine       3/17/01-3/30/01 Payroll    1,056.27
03/30/01  30235803   Lewing, Maria           3/17/01-3/30/01 Payroll    2,876.73
03/30/01  30235804   Shim, Robert            3/17/01-3/30/01 Payroll    1,392.69
03/30/01  30235805   Alex, Maria             3/17/01-3/30/01 Payroll      826.24
03/30/01  30235806   Petitson, Eduard        3/17/01-3/30/01 Payroll    1,224.63
03/30/01  30235807   Zaltko, Kosovic         3/17/01-3/30/01 Payroll    2,131.18

                                                      Total            81,574.51

                                 ATTACHMENT 4
                                 ------------

                      MONTHLY BANK ACCOUNT RECONCILIATION
                      -----------------------------------

Name of Debtor: New Commodore Cruise Lines      Case Number: 00-27939-BKC-RBR
                --------------------------                   ------------------
                Limited

Reporting Period beginning        3/1/2001       and ending     03/31/01
                           ---------------                  -------------------

A separate sheet is required for each bank account, including all savings and investment accounts, i.e. certificates of deposits, money market accounts, stock and bonds, etc.

NAME OF BANK: BANK OF AMERICA                          BRANCH:
              ------------------------------------            -----------------

ACCOUNT NAME: New Commodore Cruise Lines Limited Debtor-in-possession #00-27939
              ------------------------------------------------------------------
              Tax Account
ACCOUNT NUMBER:            375 400 1006
                           -----------------------------------------------------
PURPOSE OF ACCOUNT:        Tax Account
                           -----------------------------------------------------

    Beginning Balance                                    9,738.63
                                            ---------------------
    Total of Deposit Made                               37,100.00
                                            ---------------------
    Total Amount of Checks Written                      36,140.73
                                            ---------------------
    Service Charges                                             -
                                            ---------------------
    Closing Balance                                     10,697.90
                                            ---------------------

Number of First Check Written this Period                          wires
                                                                   ----------
Number of Last Check Written this Period
                                                                   ----------
Total Number of Checks Written this Period                                  3
                                                                   ----------

                              INVESTMENT ACCOUNTS
                              -------------------


Type of Negatiable     Face Value           Purchase Price      Date of Purchase
Instrument
--------------------------------------------------------------------------------

                                 ATTACHMENT 5
                                 ------------

                                CHECK REGISTER
                                --------------

Name of Debtor: New Commodore Cruise Lines     Case Number: 00-27939-BKC-RBR
                --------------------------                  -------------------
                Limited
                -------
Reporting Period beginning        3/1/2001      and ending    3/31/2001
                           ---------------                  -------------------

NAME OF BANK: BANK OF AMERICA                  BRANCH:
              ----------------------------                  -------------------

ACCOUNT NAME: New Commodore Cruise Lines Limited Debtor-in-possession #00-27939
              -----------------------------------------------------------------
              Tax Account
ACCOUNT NUMBER:            375 400 1006

                           ----------------------------------------------------

PURPOSE OF ACCOUNT:        Tax Account
                           ----------------------------------------------------

Account for all Checks Numbers, Including Voided, Lost, Stopped Payments, Ect.

   Date     Check Number              Payee             Purpose        Amount
   ----     ------------              -----             -------        ------
            Fed Ref: 001575  Internal Revenue Services  Federal Taxes  13,557.30
            Fed Ref: 003663  Internal Revenue Services  Federal Taxes  12,106.00
            Fed Ref: 003444  Internal Revenue Service   Federal Taxes  10,477.43

                                                                       36,140.73

                                 ATTACHMENT 4
                                 ------------

                      MONTHLY BANK ACCOUNT RECONCILIATION
                      -----------------------------------

Name of Debtor: New Commodore Cruise Lines      Case Number: 00-27939-BKC-RBR
                --------------------------                   -------------------
                Limited
                -------
Reporting Period beginning        3/1/2001        and ending   3/31/2001
                          ----------------                   -------------------

A separate sheet is required for each bank account, including all savings and investment accounts, i.e. certificates of deposits, money market accounts, stock and bonds, etc.

NAME OF BANK: BANK OF AMERICA                   BRANCH:
             -----------------------------              ------------------------

ACCOUNT NAME: New Commodore Cruise Lines Limited Debtor-in-possession #00-27939
              ------------------------------------------------------------------
              Operating account
ACCOUNT NUMBER:           375 400 0984
                          ------------------------------------------------------

PURPOSE OF ACCOUNT:       Operating account
                          ------------------------------------------------------

     Beginning Balance                             332,726.91
                                                 --------------
     Total of Deposit Made                           1,232.01
                                                 --------------
     Total Amount of Checks Written                203,062.20  Incl wires
                                                 --------------

     Service Charges
                                                 --------------
     Closing Balance                               130,896.72
                                                 --------------

Number of First Check Written this Period                         93
                                                            ----------
Number of Last Check Written this Period                         133
                                                            ----------

Total Number of Checks Written this Period                         39 (1 voids)
                                                            ----------

                              INVESTMENT ACCOUNTS
                              -------------------


Type of Negotiable        Face Value        Purchase Price     Date of Purchase
Instrument
--------------------------------------------------------------------------------

                                 ATTACHMENT 5
                                 ------------


                                CHECK REGISTER
                                --------------

Name of Debtor: New Commodore Cruise Lines   Case Number: 00-27939-BKC-RBR
                --------------------------                ----------------------
                Limited
                -------
Reporting Period beginning        3/1/2001     and ending 3/31/2001
                           ---------------                ----------------------

NAME OF BANK: BANK OF AMERICA              BRANCH:
              --------------------------                -----------------------

ACCOUNT NAME: New Commodore Cruise Lines Limited Debtor-in-possession #00-27939
              -----------------------------------------------------------------
              Operating account

ACCOUNT NUMBER:            375 400 0984
                           -----------------------------------------------------

PURPOSE OF ACCOUNT:        Operating account
                           -----------------------------------------------------

Account for all Checks Numbers, Including Voided, Lost, Stopped Payments, Ect.

Date        Check Number           Payee                Purpose         Amount
-----       ------------           -----                -------         ------


                                Check Register See Attached            83,962.20
3/1/2001        Wire       Transfer to Payroll Account                 31,000.00
3/1/2001        Wire       Transfer to Tax Account                     14,000.00
3/15/2001       Wire       Transfer to Payroll Account                 27,000.00
3/15/2001       Wire       Transfer to Tax Account                     12,400.00
3/29/2001       Wire       Transfer to Payroll Account                 24,000.00
3/29/2001       Wire       Transfer to Tax Account                     10,700.00



                           Total Disbursements                        203,062.20

New Commodore Cruise Line Limited
Debtor In Possession 00-27939
Operating Account Check Register



CHECK   CHECK                                     CHECK
NUMBER   DATE   NAME                              AMOUNT

    93    3/2/2001    MIRIAM CAMERA                              156.00
    94    3/2/2001    RALPH V. DE MARTINO                      2,092.45
    95    3/2/2001    CDR PRESIDENTIAL L.L.C.                  6,947.48
    96    3/2/2001    COPYSCAN, INC                           18,094.92
    97    3/2/2001    ROBERT SHIM                                113.66
    98    3/7/2001    COMSAT MOBILE COMM                       1,085.46
    99    3/7/2001    IBM CORPORATION-SP4                      6,194.00
   100    3/7/2001    IKON OFFICE SOLUTIONS/                   9,170.00
   101    3/7/2001    MCI WORLDCOM-UUNET                         684.73
   102    3/7/2001    SEA HAWK                                10,196.10
   103    3/7/2001    FRED MAYER                               2,126.67
   104    3/7/2001    ALAN PRITZKER                              970.35
   105    3/9/2001    COMPUSERVE                                  40.80
   105        -108    ***VOID CHECK***
   106    3/9/2001    BORER FINANCIAL COMMUNICATIONS             102.00
   107    3/9/2001    DEPARTMENT OF STATE                        150.00
   108    3/9/2001    NEXTEL COMMUNICATIONS                      504.05
   109   3/15/2001    BELLSOUTH                                  958.44
   110   3/15/2001    FEDERAL EXPRESS CORP.                       23.92
   111   3/15/2001    RODOLFO SPINELLI                           892.87
   112   3/15/2001    ROBERT SHIM                                648.04
   113   3/15/2001    STANGUARD                                   32.81
   114   3/15/2001    JOSE MARTIN                                101.94
   115   3/20/2001    COPYSCAN, INC.                           1,245.16
   116   3/20/2001    SOUTHEAST COMPUTER SOLUTIONS               562.50
   117   3/23/2001    PRO-TECH LOCK & SAFE, INC.                 155.74
   118   3/23/2001    CDR PRESIDENTIAL L.L.C.                  3,247.80
   119   3/23/2001    IBM CORPORATION-SP-4                       400.00
   120   3/23/2001    RODOLFO SPINELLI                           809.10
   121   3/23/2001    ROBERT SHIM                                136.28
   122   3/29/2001    JULIA DE LEON                              156.63
   123   3/29/2001    VIVIAN GAZZOLA                             156.63
   124   3/29/2001    BELLSOUTH                                4,396.32
   125   3/29/2001    JOHN CASCIO                              1,611.60
   126   3/29/2001    EDOUARD PETITSON                            13.17
   127   3/29/2001    FEDERAL EXPRESS CORP.                       23.14
   128   3/29/2001    ZLATKO KOSOVIC                             473.15
   129   3/29/2001    MCI WORLDCOM-UUNET                         644.74
   130   3/29/2001    PREMIUM ASSIGNMENT                       6,959.05
   131   3/29/2001    ROBERT SHIM                                324.02
   132   3/29/2001    GWEN RICH                                  508.33
   133   3/29/2001    ALAN PRITZKER                              852.15
                                                           ------------
                                  Total Check Register        83,962.20
                                                           ============

                                 ATTACHMENT 4
                                 ------------

         MONTHLY BANK ACCOUNT RECONCILIATION (Office Petty Cash Fund)
         ------------------------------------------------------------

Name of Debtor: New Commodore Cruise Lines     Case Number: 00-27939-BKC-RBR
                --------------------------                 ---------------------
                Limited
                -------
Reporting Period beginning        3/1/2001      and ending 3/31/2001
                           ---------------                ---------------------

A separate sheet is required for each bank account, including all savings and investment accounts, i.e. certificates of deposits, money market accounts, stock and bonds, etc.

NAME OF BANK:   N/A                            BRANCH:
                ---------------------------             ------------------------
ACCOUNT NAME:   N/A
                ----------------------------------------------------------------

ACCOUNT NUMBER:            N/A
                           -----------------------------------------------------

PURPOSE OF ACCOUNT:        Minor Office Expense Outlays
                           -----------------------------------------------------

          Beginning Balance                          688.97
                                                 ----------
          Total of Deposit Made                         -
                                                 ----------
          Total Amount Disbursed                      75.49
                                                 ----------
          Service Charges                               -
                                                 ----------
          Closing Balance                            613.48
                                                 ----------

Number of First Check Written this Period                         N/A
                                                                  -----------
Number of Last Check Written this Period                          N/A
                                                                  -----------
Total Number of Checks Written this Period                                  0
                                                                  -----------



DISBURSEMENT DETAIL


--------------------------------------------------------------------------------
POSTAGE STAMPS                             Postage              $    6.00
WALGREENS                                  Coffee Supplies      $   21.04
DORIS                                      Employee Exp         $    8.00
WALGREENS                                  Coffee Supplies      $   15.76
WALGREENS                                  Coffee Supplies      $    8.69
DORIS                                      Employee Exp         $   16.00
                                                               -----------
Total Disbursements                                           $     75.49
                                                               ===========

                                 ATTACHMENT 6
                                 ------------

                              MONTHLY TAX REPORT
                              ------------------

Name of Debtor: New Commodore Cruise Lines    Case Number: 00-27939-BKC-RBR
                --------------------------                ----------------------
                Limited
                -------
Reporting Period beginning       3/1/2001      and ending   3/31/2001
                          ---------------                ----------------------

                          TAXES PAID DURING THE MONTH
                          ---------------------------


Report all post-petition taxes paid directly or deposited into the tax account.

     Date          Bank            Description                Amount
     ----          ----            ------------               ------

                             FICA & Fed Witholding Taxes     13,557.30
                             FICA & Fed Witholding Taxes     12,106.00
                             FICA & Fed Witholding Taxes     10,477.43

                                                             36,140.73





--------------------------------------------------------------------------------

                              TAXES OWED AND DUE
                              ------------------


Report all unpaid post-petition taxes including Federal and State withholding FICA, State sales tax, property tax, unemployment tax, and State workmen's
compensation. Date last tax return filed         31-Jan-01          Period
                                         --------------------------
4th Quarter 2000
-------------------

Name of             Date
Taxing              Payment
Authority           Due                  Description                 Amount
---------           -------              -----------                 ------

IRS                 April 30 2001  Federal Unemployment Tax          1,318.43
State of Florida    April 30 2001  Florida State Unemployment Tax    8,323.46
State of Louisiana  April 30 2001  Louisiana State Income Tax          584.99
                                                                   -----------
Total Taxes Due                                                     10,226.88
                                                                   ===========

                                  ATTACHMENT 7


                    SUMMARY OF OFFICER OR OWNER COMPENSATION

                  SUMMARY OF PERSONNEL AND INSURANCE COVERAGES

Name of Debtor: New Commodore Cruise Lines    Case Number: 00-27939-BKC-RBR
                ----------------------------              -------------------

Reporting Period beginning          3/1/01    and ending            3/31/01
                                ------------              -------------------
Report all compensation received during the month. Do not include reimbursement for expenses incurred for which you have receipts.

Name of Officer or Owner               Title                Amount Paid
--------------------------------------------------------------------------
Frederick A. Mayer            Chief Executive Officer        $    8,652.35
Alan Pritzker                 Chief Financial Officer        $   14,927.83
Rodolfo Spinelli              Sr. Vice Pres. - Technical Ops $    9,435.76

--------------------------------------------------------------------------------

                                PERSONNEL REPORT
                                ----------------

                                                  Full Time      Part Time
Number of employees at beginning of period               17              1
                                                 -----------    -----------
Number hired during the period
                                                 -----------    -----------
Number terminated or resigned during period               6
                                                 -----------    -----------
Number of employees on payroll at end of period          11              1
                                                 -----------    -----------

--------------------------------------------------------------------------------

                           CONFIRMATION OF INSURANCE
                           -------------------------

List all policies of insurance in effect, including but not limited to worker's compensation, liability, fire, theft, comprehensive, vehicle, health and life.


          Agent &                                                    Date
          Phone                         Coverage        Expiration   Premium
Carrier   Number       Policy No        Type            Date         Due
-------   -------      ---------        --------        ----------   -------

                                 ATTACHMENT 8
                                 ------------

               SIGNIFICANT DEVELOPMENTS DURING REPORTING PERIOD
               ------------------------------------------------




















We anticipate filing a Plan of Reorganization and Disclosure Statement on or before
      -------------------